SUPPLEMENT Dated May 4, 2009 To The Current Prospectus

ING Simplicity

Issued By ING USA Annuity and Life Insurance Company Through Its Separate Account B

This supplement updates the prospectus, effective May 1, 2009. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

The following fund name changes apply to these currently available investment portfolios:

List of Fund Name Changes
Former Fund Name	Current Fund Name
ING VP Index Plus International Equity Portfolio	ING Index Plus International Equity Portfolio
ING VP Index Plus LargeCap Portfolio	ING Index Plus LargeCap Portfolio
ING VP Index Plus MidCap Portfolio	ING Index Plus MidCap Portfolio
ING VP Index Plus SmallCap Portfolio	ING Index Plus SmallCap Portfolio

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SUPPLEMENT Dated May 4, 2009 To the Current Prospectus

                                                                       ING SmartDesign Simplicity

Issued By ING USA Annuity and Life Insurance Company Through Its Separate Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

NOTICE OF REORGANIZATIONS

Effective after the close of business on or about August 7, 2009, the following Disappearing Portfolios will reorganize into and become part of the following Surviving Portfolios:

Disappearing Portfolios	Surviving Portfolios
ING Index Plus International Equity Portfolio	ING International Index Portfolio

Information Regarding Reorganizations:

These reorganizations will be administered pursuant to agreements, which either have been approved, or are subject to approval, by the boards of trustees of the Disappearing Portfolios. The reorganization agreements will also be subject to shareholder approval. If shareholder approval is obtained, each reorganization is expected to take place on or about the relevant date noted above, resulting in a shareholder of a given Disappearing Portfolio becoming a shareholder of the corresponding Surviving Portfolio. Each shareholder will thereafter hold shares of the Surviving Portfolio having equal aggregate value as shares of the Disappearing Portfolio, and the Disappearing Portfolios will no longer be available under the contract.

Unless you provide us with alternative allocation instructions, all future allocations directed to a given Disappearing Portfolio will be automatically allocated to the corresponding Surviving Portfolio. You may give us alternative allocation instructions at any time by contacting our Customer Contact Center at 1-800-366-0066.

As of the relevant effective date noted above, any references in the prospectus to the Disappearing Portfolios as being available under the contract are deleted.

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